                                                                    EXHIBIT 4.18


                                                                  EXECUTION COPY

                                D.R. HORTON, INC.

                     $250,000,000 8.5% SENIOR NOTES DUE 2012


                          REGISTRATION RIGHTS AGREEMENT


                                                              New York, New York
                                                                  April 11, 2002

Salomon Smith Barney Inc.
Banc of America Securities LLC
Credit Lyonnais Securities (USA) Inc.
Fleet Securities, Inc.
c/o Salomon Smith Barney Inc.
     as Representative of the Initial Purchasers
388 Greenwich Street
New York, New York  10013

Ladies and Gentlemen:

                  D.R. Horton, Inc., a corporation organized under the laws of the state of Delaware (the "Company"), proposes to issue and sell to you (the "Initial Purchasers") its 8.5% Senior Notes due 2012 (the "Notes") upon the terms set forth in a purchase agreement dated as of April 4, 2002 (the "Purchase Agreement") relating to the initial placement of the Notes (the "Initial Placement"). The Notes are to be issued under an indenture dated as of April 11, 2002 (the "Base Indenture") and a supplemental indenture dated as of April 11, 2002 (the "Supplemental Indenture" and together with the Base Indenture, the "Indenture") among the Company, the guarantors listed on the signature pages hereto (the "Guarantors" and, together with the Company, the "Issuers") and American Stock Transfer & Trust Company , as trustee (the "Trustee"). The Notes will have the benefit of the guarantees (the "Guarantees" and, together with the Notes, the "Securities") provided for in the Indenture. To induce the Initial Purchasers to purchase the Securities pursuant to the Purchase Agreement and to satisfy a condition of your obligations thereunder, the Issuers agree with you for your benefit and the benefit of the holders from time to time of the Securities and New Securities (as defined below) (including the Initial Purchasers) (each a "Holder" and, together, the "Holders"), as follows:

                  1. Definitions. Capitalized terms used herein without definition shall have their respective meanings set forth in the Purchase Agreement. As used in this Agreement, the following capitalized defined terms shall have the following meanings:


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                                      -2-


                  "Act" shall mean the Securities Act of 1933, as amended, and the rules and regulations of the Commission promulgated thereunder.

                  "Affiliate" of any specified Person shall mean any other Person that, directly or indirectly, is in control of, is controlled by, or is under common control with, such specified Person. For purposes of this definition, "control" of a Person shall mean the power, direct or indirect, to direct or cause the direction of the management and policies of such Person whether by contract or otherwise; and the terms "controlling" and "controlled" shall have meanings correlative to the foregoing.

                  "Broker-Dealer" shall mean any broker or dealer registered as such under the Exchange Act.

                  "Business Day" shall mean any day other than a Saturday, a Sunday or a legal holiday or a day on which banking institutions or trust companies are authorized or obligated by law to close in New York City.

                  "Commission" shall mean the Securities and Exchange
Commission.

                  "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder.

                  "Exchange Offer Registration Period" shall mean the earlier of
(i) the 180 day period following the consummation of the Registered Exchange Offer and (ii) the period following the consummation of the Registered Exchange Offer and the date upon which all Exchanging Dealers have sold all New Securities held by them; provided that the period referred to in clause (ii) above shall be exclusive of any period during which any stop order shall be in effect suspending the effectiveness of the Exchange Offer Registration Statement.

                  "Exchange Offer Registration Statement" shall mean a registration statement of the Issuers on an appropriate form under the Act with respect to the Registered Exchange Offer, all amendments and supplements to such registration statement, including post-effective amendments thereto, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated by reference therein.

                  "Exchanging Dealer" shall mean any Holder (which may include any Initial Purchaser) that is a Broker-Dealer and elects to exchange for New Securities any Securities that it acquired for its own account as a result of market-making activities or other trading activities (but not directly from any Issuer or any Affiliate of any Issuer ).

                  "Guarantees" shall have the meaning set forth in the preamble hereto.

                  "Guarantors" shall have the meaning set forth in the preamble hereto.


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                                      -3-


                  "Holder" shall have the meaning set forth in the preamble hereto.

                  "Indenture" shall have the meaning set forth in the preamble hereto.

                  "Initial Placement" shall have the meaning set forth in the preamble hereto.

                  "Initial Purchasers" shall have the meaning set forth in the preamble hereto.

                  "Issuers" shall have the meaning set forth in the preamble hereto.

                  "Losses" shall have the meaning set forth in Section 6(d) hereof.

                  "Majority Holders" shall mean the Holders of a majority of the aggregate principal amount of Securities registered under a Registration Statement.

                  "Managing Underwriters" shall mean the investment banker or investment bankers and manager or managers that shall administer an underwritten offering.

                  "New Securities" shall mean debt securities of the Issuers identical in all material respects to the Securities (except that the liquidated damages provisions and the transfer restrictions shall be modified or eliminated, as appropriate) and to be issued under the Indenture or the New Securities Indenture.

                  "New Securities Indenture" shall mean an indenture among the Issuers and the New Securities Trustee, identical in all material respects to the Indenture (except that liquidated damages provisions will be modified or eliminated, as appropriate).

                  "New Securities Trustee" shall mean a bank or trust company reasonably satisfactory to the Initial Purchasers, as trustee with respect to the New Securities under the New Securities Indenture.

                  "Notes" shall have the meaning set forth in the preamble hereto.

                  "Offering Memorandum" shall have the meaning set forth in the Purchase Agreement.

                  "Person" shall mean an individual, partnership, corporation, limited liability company, trust or unincorporated organization, or a government agency or a political subdivision thereof.

                  "Prospectus" shall mean the prospectus included in any Registration Statement (including, without limitation, a prospectus that discloses information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A


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                                      -4-


under the Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Securities or the New Securities covered by such Registration Statement, and all amendments and supplements thereto and all material incorporated by reference therein.

                  "Purchase Agreement" shall have the meaning set forth in the preamble hereto.

                  "Registered Exchange Offer" shall mean the proposed offer of the Issuers to issue and deliver to the Holders of the Securities that are not prohibited by any law or policy of the Commission from participating in such offer, in exchange for the Securities, a like aggregate principal amount of the New Securities on the terms customary for such an offer.

                  "Registration Statement" shall mean any Exchange Offer Registration Statement or Shelf Registration Statement that covers any of the Securities or the New Securities pursuant to the provisions of this Agreement, any amendments and supplements to such registration statement, including post-effective amendments (in each case including the Prospectus contained therein), all exhibits thereto and all material incorporated by reference therein.

                  "Securities" shall have the meaning set forth in the preamble hereto.

                  "Shelf Registration" shall mean a registration effected pursuant to Section 3 hereof.

                  "Shelf Registration Period" shall have the meaning set forth in Section 3(c) hereof.

                  "Shelf Registration Statement" shall mean a "shelf" registration statement of the Issuers pursuant to the provisions of Section 3 hereof which covers some or all of the Securities or New Securities, as applicable, on an appropriate form under Rule 415 under the Act, or any similar rule that may be adopted by the Commission, amendments and supplements to such registration statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated by reference therein.

                  "Trustee" shall have the meaning set forth in the preamble hereto.

                  "underwriter" shall mean any underwriter of Securities or New Securities in connection with an offering thereof under a Shelf Registration Statement.

                  2. Registered Exchange Offer. (a) The Issuers shall prepare and use their reasonable best efforts to file with the Commission, not later than 90 days following the date of the original issuance of the Securities (or if such 90th day is not a Business Day, the next succeeding Business Day), the Exchange Offer Registration Statement with respect to the


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                                      -5-


Registered Exchange Offer. The Issuers shall use their reasonable best efforts to cause the Exchange Offer Registration Statement to become effective under the Act within 150 days of the date of the original issuance of the Securities (or if such 150th day is not a Business Day, the next succeeding Business Day).

                  (b) Upon the effectiveness of the Exchange Offer Registration Statement, the Issuers shall promptly commence the Registered Exchange Offer, it being the objective of such Registered Exchange Offer to enable each Holder electing to exchange Securities for New Securities (assuming that such Holder is not an Affiliate of any Issuers, acquires the New Securities in the ordinary course of such Holder's business, has no arrangements with any Person to participate in the distribution of the New Securities and is not prohibited by any law or policy of the Commission from participating in the Registered Exchange Offer) to trade such New Securities from and after their receipt without any limitations or restrictions under the Act and without material restrictions under the securities laws of a substantial proportion of the several states of the United States.

                  (c) In connection with the Registered Exchange Offer, the Issuers shall:

                           (i) mail to each Holder a copy of the Prospectus forming part of the Exchange Offer Registration Statement, together with an appropriate letter of transmittal and related documents;

                           (ii) keep the Registered Exchange Offer open for not less than 20 Business Days and not more than 30 Business Days after the date notice thereof is mailed to the Holders (or, in each case, longer if required by applicable law);

                           (iii) if required by any Exchanging Dealer, use their reasonable best efforts to keep the Exchange Offer Registration Statement continuously effective under the Act, supplemented and amended as required under the Act, in order to permit the Prospectus contained in such Exchange Offer Registration Statement to be lawfully delivered by such Exchanging Dealer during the Exchange Offer Registration Period;

                           (iv) utilize the services of a depositary for the Registered Exchange Offer with an address in the Borough of Manhattan in New York City, which may be the Trustee, the New Securities Trustee or an Affiliate of either of them;

                           (v) permit Holders to withdraw tendered Securities at any time prior to the close of business, New York time, on the last Business Day on which the Registered Exchange Offer is open;

                           (vi) prior to effectiveness of the Exchange Offer Registration Statement, provide a supplemental letter to the Commission
         (A) stating that the Issuers are


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                                      -6-


         conducting the Registered Exchange Offer in reliance on the position of the Commission in Exxon Capital Holdings Corporation (pub. avail. May 13, 1988) and Morgan Stanley and Co., Inc. (pub. avail. June 5, 1991); and (B) including a representation that the Issuers have not entered into any arrangement or understanding with any Person to distribute the New Securities to be received in the Registered Exchange Offer and that, to the best of the Issuers' information and belief, each Holder participating in the Registered Exchange Offer is acquiring the New Securities in the ordinary course of business and has no arrangement or understanding with any Person to participate in the distribution of the New Securities; and

                           (vii) comply in all respects with all applicable laws.

                  (d) As soon as practicable after the close of the Registered Exchange Offer, the Issuers shall:

                           (i) accept for exchange all Securities tendered and not validly withdrawn pursuant to the Registered Exchange Offer;

                           (ii) deliver to the Trustee for cancellation in accordance with Section 4(s) all Securities so accepted for exchange; and

                           (iii) cause the New Securities Trustee promptly to authenticate and deliver to each Holder of Securities a principal amount of New Securities equal to the principal amount of the Securities of such Holder so accepted for exchange.

                  (e) Each Holder is hereby deemed to acknowledge and agree that any Broker-Dealer and any such Holder using the Registered Exchange Offer to participate in a distribution of the New Securities (x) could not under Commission policy as in effect on the date of this Agreement rely on the position of the Commission in Morgan Stanley and Co., Inc. (pub. avail. June 5,
1991) and Exxon Capital Holdings Corporation (pub. avail. May 13, 1988), as interpreted in the Commission's letter to Shearman & Sterling dated July 2, 1993 and similar no-action letters; and (y) must comply with the registration and prospectus delivery requirements of the Act in connection with any secondary resale transaction which must be covered by an effective registration statement containing the selling security holder information required by Item 507 or 508, as applicable, of Regulation S-K under the Act if the resales are of New Securities obtained by such Holder in exchange for Securities acquired by such Holder directly from any Issuer or one of its Affiliates. Accordingly, each Holder participating in the Registered Exchange Offer shall be required to represent to the Issuers that, at the time of the consummation of the Registered Exchange Offer:

                           (i) any New Securities received by such Holder will be acquired in the ordinary course of business;


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                                      -7-


                           (ii) such Holder will have no arrangement or understanding with any Person to participate in the distribution of the Securities or the New Securities within the meaning of the Act; and

                           (iii) such Holder is not an Affiliate of any Issuer.

                  (f) If any Initial Purchaser determines that it is not eligible to participate in the Registered Exchange Offer with respect to the exchange of Securities constituting any portion of an unsold allotment, at the request of such Initial Purchaser, the Issuers shall issue and deliver to such Initial Purchaser or the Person purchasing New Securities registered under a Shelf Registration Statement as contemplated by Section 3 hereof from such Initial Purchaser, in exchange for such Securities, a like principal amount of New Securities. The Issuers shall use their reasonable best efforts to cause the CUSIP Service Bureau to issue the same CUSIP number for such New Securities as for New Securities issued pursuant to the Registered Exchange Offer.

                  3. Shelf Registration. (a) If (i) due to any change in law or applicable interpretations thereof by the Commission's staff, the Issuers determine upon advice of their outside counsel that they are not permitted to effect the Registered Exchange Offer as contemplated by Section 2 hereof; (ii) for any other reason the Registered Exchange Offer is not consummated within 180 days of the date hereof; (iii) any Initial Purchaser so requests with respect to Securities that are not eligible to be exchanged for New Securities in the Registered Exchange Offer and that are held by it following consummation of the Registered Exchange Offer; (iv) any Holder (other than an Initial Purchaser) notifies the Company prior to the 20th day following consummation of the Registered Exchange Offer that it is not eligible to participate in the Registered Exchange Offer because of applicable law or the applicable interpretations of the Commission's staff; or (v) in the case of any Initial Purchaser that participates in the Registered Exchange Offer or acquires New Securities pursuant to Section 2(f) hereof, such Initial Purchaser does not receive freely tradable New Securities in exchange for Securities constituting any portion of an unsold allotment (it being understood that (x) the requirement that an Initial Purchaser deliver a Prospectus containing the information required by Item 507 or 508 of Regulation S-K under the Act in connection with sales of New Securities acquired in exchange for such Securities shall not result in such New Securities being not "freely tradable"; and (y) the requirement that an Exchanging Dealer deliver a Prospectus in connection with sales of New Securities acquired in the Registered Exchange Offer in exchange for Securities acquired as a result of market-making activities or other trading activities shall not result in such New Securities being not "freely tradable"), the Issuers shall effect a Shelf Registration Statement in accordance with subsection (b) below; provided, however that the Issuers shall only be required to register Securities under the Shelf Registration Statement for persons who have identified themselves to the Issuers as Holders thereof. If in the judgment of the Company's Board of Directors exercised reasonably and in good faith, the use of the Shelf


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                                      -8-


Registration Statement and the disclosure required to be made therein would materially interfere with a valid business purpose of the Issuers, the Company may deliver a notice to such effect to the Holders, and upon receipt of such notice, the Holders shall cease distribution of the Securities or New Securities under a Shelf Registration Statement for the period of time (the "Shelf Delay Period") set forth in such notice (which shall not be greater than 60 days). Notwithstanding the foregoing, there shall not be more than two Shelf Delay Periods declared in any one calendar year; provided that such Shelf Delay Periods shall not exceed 90 days in the aggregate in any one calendar year. The Company shall use its reasonable best efforts to minimize the length of any Shelf Delay Period and shall promptly notify the Holders upon the termination thereof.

                  (b) The Issuers shall as promptly as practicable (but in no event more than 45 days after so required or requested pursuant to this Section
3) file with the Commission and thereafter shall use their reasonable best efforts to cause to be declared effective under the Act within 135 days after so required or requested pursuant to this Section 3 a Shelf Registration Statement relating to the offer and sale of the Securities or the New Securities, as applicable, by the Holders thereof from time to time in accordance with the methods of distribution elected by such Holders and set forth in such Shelf Registration Statement; provided, however, that no Holder (other than an Initial Purchaser) shall be entitled to have the Securities held by it covered by such Shelf Registration Statement unless such Holder agrees in writing to be bound by all of the provisions of this Agreement applicable to such Holder; and provided, further, that with respect to New Securities received by an Initial Purchaser in exchange for Securities constituting any portion of an unsold allotment, the Issuers may, if permitted by interpretations by the Commission's staff, file a post-effective amendment to the Exchange Offer Registration Statement containing the information required by Item 507 or 508 of Regulation S-K, as applicable, in satisfaction of their obligations under this subsection with respect thereto, and any such Exchange Offer Registration Statement, as so amended, shall be referred to herein as, and governed by the provisions herein applicable to, a Shelf Registration Statement.

                  (c) The Issuers shall use their reasonable best efforts to keep the Shelf Registration Statement continuously effective, supplemented and amended as required by the Act, in order to permit the Prospectus forming part thereof to be usable by Holders for a period of two years from the date the Shelf Registration Statement is declared effective by the Commission or such shorter period that will terminate when all the Securities or New Securities, as applicable, covered by the Shelf Registration Statement (i) have been sold pursuant to the Shelf Registration Statement or (ii) are distributed to the public pursuant to Rule 144 under the Act or are salable pursuant to Rule 144(k) under the Act (in any such case, such period being called the "Shelf Registration Period"). The Issuers shall be deemed not to have used their reasonable best efforts to keep the Shelf Registration Statement effective during the requisite period if any of them voluntarily takes any action that would result in Holders of


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                                      -9-


Securities or New Securities covered thereby not being able to offer and sell such Securities or New Securities during that period, unless (A) such action is required by applicable law or (B) such action is taken by such Issuer in good faith and for valid business reasons (not including avoidance of such Issuer's obligations hereunder), including the acquisition or divestiture of assets, so long as the Issuers promptly thereafter comply with the requirements of Section 4(k) hereof, if applicable.

                  4. Additional Registration Procedures. In connection with any Shelf Registration Statement and, to the extent applicable, any Exchange Offer Registration Statement, the following provisions shall apply:

                  (a) The Issuers shall:

                           (i) furnish to you, not less than five Business Days prior to the filing thereof with the Commission, a copy of the Exchange Offer Registration Statement or the Shelf Registration Statement, as the case may be, and each amendment thereto and each amendment or supplement, if any, to the Prospectus included therein (including all documents incorporated by reference therein after the initial filing) and shall use their reasonable best efforts to reflect in each such document, when so filed with the Commission, such comments as you reasonably propose;

                           (ii) include the information set forth in Annex A hereto on the facing page of the Exchange Offer Registration Statement, in Annex B hereto in the forepart of the Exchange Offer Registration Statement in a section setting forth details of the Exchange Offer, in Annex C hereto in the underwriting or plan of distribution section of the Prospectus contained in the Exchange Offer Registration Statement, and in Annex D hereto in the letter of transmittal delivered pursuant to the Registered Exchange Offer;

                           (iii) if reasonably requested by an Initial
         Purchaser, include the information required by Item 507 or 508 of Regulation S-K, as applicable, in the Prospectus contained in the Exchange Offer Registration Statement; and

                           (iv) in the case of the Shelf Registration Statement, include the names of the Holders that notify the Company of their intention to sell Securities or New Securities pursuant to the Shelf Registration Statement as selling security holders.

                  (b) The Issuers shall cause such Registration Statement and the related Prospectus and any amendment or supplement thereto, as of the effective date of such Registration Statement or such amendment or supplement:


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                                      -10-


                           (i) to comply in all material respects with the Act and the rules and regulations of the Commission; and

                           (ii) (other than with respect to information included therein in reliance upon or in conformity with information furnished to the Company by or on behalf of any Holder specifically for use therein) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading.

                  (c) The Issuers shall advise you, the Holders of Securities or New Securities covered by any Shelf Registration Statement and any Exchanging Dealer under any Exchange Offer Registration Statement that has provided in writing to the Issuers a telephone or facsimile number and address for notices, and, if requested by you or any such Holder or Exchanging Dealer, shall confirm such advice in writing (which notice pursuant to clauses (ii)-(v) of this Section 4(c) shall be accompanied by an instruction to suspend the use of the Prospectus until the Issuers shall have remedied the basis for such suspension):

                           (i) when a Registration Statement or any amendment thereto has been filed with the Commission and when the Registration Statement or any post-effective amendment thereto has become effective;

                           (ii) of any request by the Commission for any amendment or supplement to the Registration Statement or the Prospectus or for additional information;

                           (iii) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose;

                           (iv) of the receipt by any Issuer of any notification with respect to the suspension of the qualification of the Securities or New Securities included therein for sale in any jurisdiction or the initiation of any proceeding for such purpose; and

                           (v) of the happening of any event that requires any change in the Registration Statement or the Prospectus so that, as of such date, the statements therein are not misleading and do not omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of the Prospectus, in the light of the circumstances under which they were made) not misleading.

                  (d) The Issuers shall use their reasonable best efforts to obtain the withdrawal of any order suspending the effectiveness of any Registration Statement or the qualification of the securities included therein for sale in any jurisdiction at the earliest possible time.

                  (e) The Issuers shall furnish to each Holder of Securities or New Securities covered by any Shelf Registration Statement, without charge, at least one copy of such Shelf Registration Statement and any post-effective amendment thereto, including all material incorporated therein by reference, and, if the Holder so requests in writing, all exhibits thereto (including exhibits incorporated by reference therein).

                  (f) The Issuers shall, during the Shelf Registration Period, deliver to each Holder of Securities or New Securities covered by any Shelf Registration Statement, without charge, as many copies of the Prospectus (including each preliminary Prospectus) included in such Shelf Registration Statement and any amendment or supplement thereto as such Holder may reasonably request. The Issuers consent, subject to the provisions of this Agreement, to the use of the Prospectus or any amendment or supplement thereto by each of the selling Holders of Securities or New Securities in connection with the offering and sale of the Securities or New Securities covered by the Prospectus, or any amendment or supplement thereto, included in the Shelf Registration Statement.
                  (g) The Issuers shall furnish to each Exchanging Dealer which so requests, without charge, at least one copy of the Exchange Offer Registration Statement and any post-effective amendment thereto, including all material incorporated by reference therein, and, if the Exchanging Dealer so requests in writing, all exhibits thereto (including exhibits incorporated by reference therein).

                  (h) The Issuers shall promptly deliver to each Initial Purchaser, each Exchanging Dealer and each other Person required to deliver a Prospectus during the Exchange Offer Registration Period, without charge, as many copies of the Prospectus included in such Exchange Offer Registration Statement and any amendment or supplement thereto as any such Person may reasonably request. The Issuers consent, subject to the provisions of this Agreement, to the use of the Prospectus or any amendment or supplement thereto by any Initial Purchaser, any Exchanging Dealer and any such other Person that may be required to deliver a Prospectus following the Registered Exchange Offer in connection with the offering and sale of the New Securities covered by the Prospectus, or any amendment or supplement thereto, included in the Exchange Offer Registration Statement.

                  (i) Prior to the Registered Exchange Offer or any other offering of Securities or New Securities pursuant to any Registration Statement, the Issuers shall use their reasonable best efforts to arrange, if necessary, for the qualification of the Securities or the New Securities for sale under the laws of such U.S. jurisdictions as any Holder shall reasonably request in writing and will maintain such qualification in effect so long as reasonably required; provided that in no event shall any Issuer be obligated to qualify to do business in any jurisdiction where it is not then so qualified or to take any action that would subject it to service of process in suits, other than those arising out of the Initial Placement, the Registered Exchange

Offer or any offering pursuant to a Shelf Registration Statement, or taxation in any such jurisdiction where it is not then so subject.

                  (j) The Issuers shall cooperate with the Holders to facilitate the timely preparation and delivery of certificates representing New Securities or Securities to be issued or sold pursuant to any Registration Statement free of any restrictive legends and in such denominations and registered in such names as Holders may request.

                  (k) Upon the occurrence of any event contemplated by subsections (c)(ii) through (v) above, the Issuers shall (unless they shall have invoked a Shelf Delay Period with respect to such occurrence) promptly prepare a post-effective amendment to the applicable Registration Statement or an amendment or supplement to the related Prospectus or file any other required document so that, as thereafter delivered, the Prospectus will not include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. In such circumstances, the period of effectiveness of the Exchange Offer Registration Statement provided for in
Section 2 and the Shelf Registration Statement provided for in Section 3(b) shall each be extended by the number of days from and including the date of the giving of a notice of suspension pursuant to Section 4(c) to and including the date when the Initial Purchasers, the Holders and any known Exchanging Dealer shall have received such amended or supplemented Prospectus pursuant to this
Section 4.

                  (l) Not later than the effective date of any Registration Statement, the Issuers shall provide a CUSIP number for the Securities or the New Securities, as the case may be, registered under such Registration Statement and provide the Trustee with printed certificates for such Securities or New Securities, in a form eligible for deposit with The Depository Trust Company.

                  (m) The Issuers shall comply with all applicable rules and regulations of the Commission and shall make generally available to their security holders as soon as practicable after the effective date of the applicable Registration Statement an earnings statement satisfying the provisions of Section 11(a) of the Act and Rule 158 thereunder.

                  (n) The Issuers shall cause the Indenture or the New Securities Indenture, as the case may be, to be qualified under the Trust Indenture Act in a timely manner.

                  (o) The Issuers may require each Holder of Securities or New Securities to be sold pursuant to any Shelf Registration Statement to furnish to the Issuers such information regarding the Holder and the distribution of such Securities or New Securities as the Issuers may from time to time reasonably require for inclusion in such Registration Statement. The Issuers may exclude from such Shelf Registration Statement the Securities or New Securities of any Holder that unreasonably fails to furnish such information within a reasonable time after receiving such request.

                  (p) In the case of any Shelf Registration Statement, the Issuers shall enter into such agreements and take all other appropriate actions (including if requested an underwriting agreement in customary form) in order to expedite or facilitate the registration or the disposition of the Securities or New Securities and in connection therewith, if an underwriting agreement is entered into, cause the same to contain indemnification provisions and procedures no less favorable than those set forth in Section 6 (or such other provisions and procedures acceptable to the Majority Holders and the Managing Underwriters, if any, with respect to all parties to be indemnified pursuant to
Section 6).

                  (q) In the case of any Shelf Registration Statement, the Issuers shall:

                           (i) cause the officers, directors and employees of any Issuer to (x) supply all relevant information (including all financial and other records, pertinent corporate documents of the Issuers and their subsidiaries) and (y) make available all relevant properties, reasonably requested by the Holders or any such underwriter, attorney, accountant or agent in connection with any such Shelf Registration Statement as is customary for similar due diligence examinations; provided, however, that any information that is designated in writing by any Issuer, in good faith, as confidential at the time of delivery of such information shall be kept confidential by the Holders or any such underwriter, attorney, accountant or agent, unless such disclosure is made in connection with a court proceeding or required by law, or such information becomes available to the public generally or through a third party without an accompanying obligation of confidentiality;

                           (ii) make such representations and warranties to the Holders of Securities or New Securities registered thereunder and the underwriters, if any, in form, substance and scope as are customarily made by issuers to underwriters in primary underwritten offerings and covering the matters set forth in the Purchase Agreement;

                           (iii) use their reasonable best efforts to obtain opinions of counsel to the Issuers and updates thereof (which counsel and opinions (in form, scope and substance) shall be reasonably satisfactory to the Managing Underwriters, if any) addressed to each selling Holder and the underwriters, if any, covering such matters as are customarily covered in opinions requested in underwritten offerings and such other matters as may be reasonably requested by such Holders and underwriters;

                           (iv) use their reasonable best efforts to obtain "cold comfort" letters and updates thereof from the independent certified public accountants of the Company (and, if necessary, any other independent certified public accountants of any Issuer or any subsidiary of any Issuer or of any business acquired by any Issuer for which financial statements and financial data are, or are required to be, included in the Registration Statement), addressed to each selling Holder registered thereunder and the underwriters, if any, in customary form and covering matters of the type customarily covered in "cold comfort" letters in connection with primary underwritten offerings; and

                           (v) deliver such documents and certificates as may be reasonably requested by the Majority Holders and the Managing Underwriters, if any, including those to evidence compliance with
         Section 4(k) and with any customary conditions contained in the underwriting agreement or other agreement entered into by the Issuers.

The actions set forth in clauses (iii), (iv), (v) and (vi) of this Section 4(q) shall be performed at (A) the effectiveness of such Registration Statement and each post-effective amendment thereto; and (B) each closing under any underwriting or similar agreement as and to the extent required thereunder.

                  (r) In the case of any Exchange Offer Registration Statement, the Issuers shall, upon reasonable request by the Initial Purchasers:

                           (i) cause the officers, directors and employees of any Issuer to supply all relevant information (including all financial and other records, pertinent corporate documents and properties of the Issuers and their subsidiaries) reasonably requested by any Initial Purchaser or any such attorney, accountant or agent retained by any Initial Purchaser in connection with any such Registration Statement as is customary for similar due diligence examinations; provided, however, that any information that is designated in writing by any Issuer, in good faith, as confidential at the time of delivery of such information shall be kept confidential by such Initial Purchaser or any such attorney, accountant or agent, unless such disclosure is made in connection with a court proceeding or required by law, or such information becomes available to the public generally or through a third party without an accompanying obligation of confidentiality;

                           (ii) make such representations and warranties to the Initial Purchasers, in form, substance and scope as are customarily made by issuers to underwriters in primary underwritten offerings and covering the matters set forth in the Purchase Agreement;

                           (iii) use their reasonable best efforts to obtain opinions of counsel to the Issuers and updates thereof (which counsel and opinions (in form, scope and substance) shall be reasonably satisfactory to the Initial Purchasers and their counsel), addressed to the Initial Purchasers, covering such matters as are customarily covered in opinions requested in underwritten offerings and such other matters as may be reasonably requested by the Initial Purchasers or their counsel;

                           (iv) use their reasonable best efforts to obtain "cold comfort" letters and updates thereof from the independent certified public accountants of the Company (and, if necessary, any other independent certified public accountants of any Issuer or any subsidiary of any Issuer or of any business acquired by any Issuer for which financial statements and financial data are, or are required to be, included in the Registration Statement), addressed to the Initial Purchasers, in customary form and covering matters of the type customarily covered in "cold comfort" letters in connection with primary underwritten offerings, or if requested by the Initial Purchasers or their counsel in lieu of a "cold comfort" letter, an agreed-upon procedures letter under Statement on Auditing Standards No. 35, covering matters requested by the Initial Purchasers or their counsel; and

                           (v) deliver such documents and certificates as may be reasonably requested by the Initial Purchasers or their counsel, including those to evidence compliance with Section 4(k) and with conditions customarily contained in underwriting agreements.

The foregoing actions set forth in clauses (iii), (iv), (v), and (vi) of this
Section 4(r) shall be performed at the close of the Registered Exchange Offer and the effective date of any post-effective amendment to the Exchange Offer Registration Statement.

                  (s) If a Registered Exchange Offer is to be consummated, upon delivery of the Securities by Holders to the Issuers (or to such other Person as directed by the Issuers) in exchange for the New Securities, the Issuers shall mark, or caused to be marked, on the Securities so exchanged that such Securities are being canceled in exchange for the New Securities. In no event shall the Securities be marked as paid or otherwise satisfied.

                  (t) The Issuers will use their reasonable best efforts (i) if the Securities have been rated prior to the initial sale of such Securities, to confirm such ratings will apply to the Securities or the New Securities, as the case may be, covered by a Registration Statement; or (ii) if the Securities were not previously rated, to cause the Securities or New Securities covered by a Registration Statement to be rated with at least one nationally recognized statistical rating agency, if so requested by Majority Holders with respect to the related Registration Statement or by any Managing Underwriters.

                  (u) In the event that any Broker-Dealer shall underwrite any Securities or New Securities or participate as a member of an underwriting syndicate or selling group or "assist in the distribution" (within the meaning of the Conduct Rules of the National Association of Securities Dealers, Inc.) thereof, whether as a Holder or as an underwriter, a placement or sales agent or a broker or dealer in respect thereof, or otherwise, the Issuers will assist such Broker-Dealer in complying with the requirements of such Conduct Rules, including without limitations by:

                    (1) if such Conduct Rules shall so require, engaging a "qualified independent underwriter" (as defined in such Conduct Rules), at the cost of such Broker-Dealer, to participate in the preparation of the Registration Statement, to exercise usual standards of due diligence with respect thereto and, if any portion of the offering contemplated by such Registration Statement is an underwritten offering or is made through a placement or sales agent, to recommend the yield of such Securities or New Securities;

                    (2) indemnifying any such qualified independent underwriter to the extent of the indemnification of underwriters provided in
         Section 6 hereof; and

                    (3) providing such information to such Broker-Dealer as may be required in order for such Broker-Dealer to comply with the requirements of such Conduct Rules.

                  (v) Each Holder agrees that, upon receipt of the notice referred to in paragraphs (iii) through (v) of Section 4(c) hereof (in each case, a "Suspension Notice"), such Holder will forthwith discontinue disposition of Securities or New Securities, as applicable, pursuant to the applicable Registration Statement until (i) such Holder is advised in writing by the Issuers that the use of the Prospectus included in such Registration Statement may be resumed, and has received copies of any additional or supplemental filings that are incorporated by reference in such Prospectus or (ii) such Holder has received copies of the supplemented or amended Prospectus contemplated by Section 4(k) hereof (in each case, the "Recommencement Date"). Each Holder receiving a Suspension Notice hereby agrees that it will either (i) discard or destroy any Prospectuses, other than permanent file copies, then in such Holder's possession which have been replaced by the Issuers with more recently dated Prospectuses or (ii) deliver to the Issuers all copies, other than permanent file copies, then in such Holder's possession of the Prospectus covering such Securities or New Securities that was current at the time of receipt of the Suspension Notice.

                  (w) The Issuers shall use their reasonable best efforts to take all other steps necessary to effect the registration of the Securities or the New Securities, as the case may be, covered by a Registration Statement.

                  5. Registration Expenses. The Issuers shall bear all expenses incurred in connection with the performance of their obligations under Sections 2, 3 and 4 hereof and, in the event of any Shelf Registration Statement, will reimburse the Holders for the reasonable fees and disbursements of one firm or counsel designated by the Majority Holders to act as counsel for the Holders in connection therewith, and, in the case of any Exchange Offer Registration Statement, will reimburse the Initial Purchasers for the reasonable fees and disbursements of one firm or counsel designated to act as counsel for the Initial Purchasers in connection therewith.

                  6. Indemnification and Contribution. (a) Each of the Issuers jointly and severally agrees to indemnify and hold harmless each Holder of Securities or New Securities, as the case may be, covered by any Registration Statement (including each Initial Purchaser and, with respect to any Prospectus delivery as contemplated in Section 4(h) hereof, each Exchanging Dealer), the directors, officers, employees and agents of each such Holder and each Person who controls any such Holder within the meaning of either the Act or the Exchange Act against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Act, the Exchange Act or other Federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement as originally filed or in any amendment thereof, or in any preliminary Prospectus or the Prospectus, or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein, in the light of the circumstances under which they were made, or necessary to make the statements therein not misleading, and jointly and severally agrees to reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that (i) the Issuers will not be liable in any case to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Issuers by or on behalf of any such Holder specifically for inclusion therein and (ii) with respect to any untrue statement or omission or alleged untrue statement or omission made in any preliminary Prospectus relating to a Registration Statement, the indemnity agreement contained in this subsection (a) shall not inure to the benefit of any Holder from whom the Person asserting any such losses, claims, damages or liabilities purchased the Securities or New Securities concerned, to the extent that a Prospectus relating to such Securities or New Securities was required to be delivered by such Holder under the Act in connection with such purchase and any such loss, claim, damage or liability of such Holder results from the fact that there was not sent or given to such Person at or prior to the written confirmation of the sale of such Securities or New Securities to such Person, a copy of the final Prospectus if the Issuers had previously furnished copies thereof to such Holder and if the final Prospectus would have cured the defect giving rise to such loss, claim or damage. This indemnity agreement will be in addition to any liability which the Issuers may otherwise have.

                  Each of the Issuers also jointly and severally agrees to indemnify or contribute as provided in Section 6(d) to Losses of each underwriter of Securities or New Securities, as the case may be, registered under a Shelf Registration Statement, their directors, officers, employees or agents and each Person who controls such underwriter on substantially the same basis as that of the indemnification of the Initial Purchasers and the selling Holders provided in this Section 6(a) and shall, if requested by any Holder, enter into an underwriting agreement reflecting such agreement, as provided in Section 4(p) hereof.

                  (b) Each Holder of Securities or New Securities covered by a Registration Statement (including each Initial Purchaser and, with respect to any Prospectus delivery as contemplated in Section 4(h), each Exchanging Dealer) severally and not jointly agrees to indemnify and hold harmless the Issuers, each of their respective directors, each of their respective officers who signs such Registration Statement and each Person who controls any Issuer within the meaning of either the Act or the Exchange Act, to the same extent as the foregoing indemnity from the Issuers to each such Holder, but only with reference to written information relating to such Holder furnished to the Company by or on behalf of such Holder specifically for inclusion in the documents referred to in the foregoing indemnity. This indemnity agreement will be in addition to any liability which any such Holder may otherwise have.

                  (c) Promptly after receipt by an indemnified party under this
Section 6 or notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 6, notify the indemnifying party in writing of the commencement thereof; but the failure so to notify the indemnifying party (i) will not relieve it from liability under paragraph (a) or (b) above unless and to the extent it did not otherwise learn of such action and such failure results in the forfeiture by the indemnifying party of substantial rights and defenses; and (ii) will not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided in paragraph (a) or (b) above. The indemnifying party shall be entitled to appoint counsel of the indemnifying party's choice at the indemnifying party's expense to represent the indemnified party in any action for which indemnification is sought (in which case the indemnifying party shall not thereafter be responsible for the fees and expenses of any separate counsel retained by the indemnified party or parties except as set forth below); provided, however, that such counsel shall be reasonably satisfactory to the indemnified party. Notwithstanding the indemnifying party's election to appoint counsel to represent the indemnified party in an action, the indemnified party shall have the right to employ separate counsel (including local counsel), and the indemnifying party shall bear the reasonable fees, costs and expenses of such separate counsel if (i) the use of counsel chosen by the indemnifying party to represent the indemnified party would present such counsel with a conflict of interest; (ii) the actual or potential defendants in, or targets of, any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party; (iii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of the institution of such action; or (iv) the indemnifying party shall authorize the indemnified party to employ separate counsel at the expense of the indemnifying party. An indemnifying party will not, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding.

                  (d) In the event that the indemnity provided in paragraph (a) or (b) of this Section 6 is unavailable to or insufficient to hold harmless an indemnified party for any reason, then each applicable indemnifying party shall have a joint and several obligation to contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating or defending same) (collectively "Losses") to which such indemnified party may be subject in such proportion as is appropriate to reflect the relative benefits received by such indemnifying party, on the one hand, and such indemnified party, on the other hand, from the Initial Placement and the Registration Statement which resulted in such Losses; provided, however, that in no case shall any Initial Purchaser or any subsequent Holder of any Security or New Security be responsible, in the aggregate, for any amount in excess of the purchase discount or commission applicable to such Security, or in the case of a New Security, applicable to the Security that was exchangeable into such New Security, as set forth on the cover page of the Offering Memorandum, nor shall any underwriter be responsible for any amount in excess of the underwriting discount or commission applicable to the securities purchased by such underwriter under the Registration Statement which resulted in such Losses. If the allocation provided by the immediately preceding sentence is unavailable for any reason, the indemnifying party and the indemnified party shall contribute in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of such indemnifying party, on the one hand, and such indemnified party, on the other hand, in connection with the statements or omissions which resulted in such Losses as well as any other relevant equitable considerations. The benefits received by the Issuers shall be deemed to be the total net proceeds from the Initial Placement (before deducting expenses) received by the Company. The benefits received by the Initial Purchasers shall be deemed to be the issue price discount (equal to the principal amount of the Securities less their issue price as set forth on the cover page of the Offering Memorandum). The benefits received by any other Holders shall be deemed to be equal to the value of receiving Securities or New Securities, as applicable, registered under the Act. Benefits received by any underwriter shall be deemed to be equal to the total underwriting discounts and commissions, as set forth on the cover page of the Prospectus forming a part of the Registration Statement which resulted in such Losses. Relative fault shall be determined by reference to, among other things, whether any alleged untrue statement or omission relates to information provided by the indemnifying party, on the one hand, or by the indemnified party, on the other hand, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The parties agree that it would not be just and equitable if contribution were determined by pro rata allocation (even if the Holders were treated as one entity for such purpose) or any other method of allocation which does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this paragraph (d), no Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. For purposes of this Section, each Person who controls a Holder within the meaning of either the Act or the Exchange Act and each director, officer, employee and agent of such Holder shall have the same rights to contribution as such Holder, and each Person who controls any Issuer within the meaning of either the Act or the Exchange Act, each officer of any Issuer who shall have signed the Registration Statement and each director of any Issuer shall have the same rights to contribution as the Issuers, subject in each case to the applicable terms and conditions of this paragraph (d).

                  (e) The provisions of this Section 6 will remain in full force and effect, regardless of any investigation made by or on behalf of any Holder or the Issuers or any of the officers, directors or controlling Persons referred to in this Section 6, and will survive the sale by a Holder of securities covered by a Registration Statement.

                  7. Underwritten Registrations. (a) If any of the Securities or New Securities, as the case may be, covered by any Shelf Registration Statement are to be sold in an underwritten offering, the Managing Underwriters shall be selected by the Majority Holders and approved by the Company, which approval shall not be unreasonably withheld.

                  (b) No Person may participate in any underwritten offering pursuant to any Shelf Registration Statement, unless such Person (i) agrees to sell such Person's Securities or New Securities, as the case may be, on the basis reasonably provided in any underwriting arrangements approved by the Persons entitled hereunder to approve such arrangements; and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements.

                  8. No Inconsistent Agreements. No Issuer has, as of the date hereof, entered into, nor shall it, on or after the date hereof, enter into, any agreement with respect to its securities that is inconsistent with the rights granted to the Holders herein or otherwise conflicts with the provisions hereof.

                  9. Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, qualified, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the

Issuers have obtained the written consent of the Majority Holders (or, after the consummation of any Registered Exchange Offer in accordance with Section 2 hereof, the Holders of a majority of the aggregate principal amount of New Securities); provided that, with respect to any matter that directly or indirectly affects the rights of any Initial Purchaser hereunder, the Issuers shall obtain the written consent of each such Initial Purchaser against which such amendment, qualification, supplement, waiver or consent is to be effective. Notwithstanding the foregoing (except the foregoing proviso), a waiver or consent to departure from the provisions hereof with respect to a matter that relates exclusively to the rights of Holders whose Securities or New Securities, as the case may be, are being sold pursuant to a Registration Statement and that does not directly or indirectly affect the rights of other Holders, may be given by the Majority Holders, determined on the basis of Securities or New Securities, as the case may be, being sold rather than registered under such Registration Statement.

                  10. Notices. All notices and other communications provided for or permitted hereunder shall be made in writing by hand-delivery, first-class mail, telex, telecopier or air courier guaranteeing overnight delivery:

                  (a) if to a Holder, at the most current address given by such holder to the Issuers in accordance with the provisions of this Section 10, which address initially is, with respect to each Holder, the address of such Holder maintained by the Registrar under the Indenture, with a copy in like manner to Salomon Smith Barney Inc.;

                  (b) if to you, initially at the address set forth in the Purchase Agreement; and

                  (c) if to the Issuers, initially at the address of the Company set forth in the Purchase Agreement.

                  All such notices and communications shall be deemed to have been duly given when received. The Initial Purchasers or the Issuers by notice to the other parties may designate additional or different addresses for subsequent notices or communications.

                  11. Successors. This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties, including, without the need for an express assignment or any consent by the Issuers thereto, subsequent Holders of Securities and New Securities. The Issuers hereby agree to extend the benefits of this Agreement to any Holder of Securities or New Securities, and any such Holder may specifically enforce the provisions of this Agreement as if an original party hereto.

                  12. Counterparts. This Agreement may be in signed counterparts, each of which shall an original and all of which together shall constitute one and the same agreement.

                  13. Headings. The headings used herein are for convenience only and shall not affect the construction hereof.

                  14. Applicable Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed in the State of New York.

                  15. Severability. In the event that any one of more of the provisions contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions hereof shall not be in any way impaired or affected thereby, it being intended that all of the rights and privileges of the parties shall be enforceable to the fullest extent permitted by law.

                  16. Securities Held by the Issuers, etc. Whenever the consent or approval of Holders of a specified percentage of principal amount of Securities or New Securities is required hereunder, Securities or New Securities, as applicable, held by any Issuer or its Affiliates (other than subsequent Holders of Securities or New Securities if such subsequent Holders are deemed to be Affiliates solely by reason of their holdings of such Securities or New Securities) shall not be counted in determining whether such consent or approval was given by the Holders of such required percentage.

                  If the foregoing is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicate hereof, whereupon this Agreement and your acceptance shall represent a binding agreement between the Issuers and the Initial Purchasers.


                                     Very truly yours,

                                     D.R. HORTON, INC.


                                     By: /s/ SAMUEL R. FULLER
                                        ----------------------------------------
                                        Samuel R. Fuller
                                        Executive Vice President, Treasurer and
                                        Chief Financial Officer



Registration Rights Agreement         S-1

                           GUARANTORS:

                           C. RICHARD DOBSON BUILDERS, INC.
                           CHI CONSTRUCTION COMPANY
                           CHTEX OF TEXAS, INC.
                           CONTINENTAL HOMES, INC.
                           CONTINENTAL HOMES OF FLORIDA, INC.
                           CONTINENTAL RESIDENTIAL, INC.
                           D.R. HORTON, INC. - BIRMINGHAM
                           D.R. HORTON, INC. - CHICAGO
                           D.R. HORTON, INC. - DENVER
                           D.R. HORTON, INC. - DIETZ-CRANE
                           D.R. HORTON, INC. - GREENSBORO
                           D.R. HORTON, INC. - JACKSONVILLE
                           D.R. HORTON, INC. - LOUISVILLE
                           D.R. HORTON, INC. - MINNESOTA
                           D.R. HORTON, INC. - NEW JERSEY
                           D.R. HORTON, INC. - PORTLAND
                           D.R. HORTON, INC. - SACRAMENTO
                           D.R. HORTON, INC. - TORREY
                           D.R. HORTON LOS ANGELES HOLDING COMPANY, INC. D.R. HORTON SAN DIEGO HOLDING COMPANY, INC. DRH CAMBRIDGE HOMES, INC.
                           DRH CONSTRUCTION, INC.
                           DRH REGREM II, INC.
                           DRH REGREM III, INC.
                           DRH REGREM IV, INC.
                           DRH REGREM V, INC.
                           DRH SOUTHWEST CONSTRUCTION, INC.
                           DRH TITLE COMPANY OF COLORADO, INC.
                           DRH TUCSON CONSTRUCTION, INC.
                           DRHI, INC.
                           KDB HOMES, INC.
                           MEADOWS I, LTD.
                           MEADOWS VIII, LTD.
                           MEADOWS IX, INC.
                           MEADOWS X, INC.

                           By: /s/ SAMUEL R. FULLER
                              ----------------------------------------
                              Samuel R. Fuller
                              Treasurer



Registration Rights Agreement         S-2

                           CH INVESTMENTS OF TEXAS, INC.
                           MEADOWS II, LTD.

                           By:   /s/ WILLIAM PECK
                                --------------------------------------
                                William Peck
                                President


Registration Rights Agreement         S-3

                           CONTINENTAL HOMES OF TEXAS, L.P.

                           By:     CHTEX of Texas, Inc., its general partner

                                   By:  /s/ SAMUEL R. FULLER
                                       -----------------------------------------
                                       Samuel R. Fuller, Treasurer


                           D.R. HORTON MANAGEMENT COMPANY, LTD.
                           D.R. HORTON - EMERALD, LTD.
                           D.R. HORTON - TEXAS, LTD.
                           DRH REGREM VII, LP

                           By:     Meadows I, Ltd., its general partner


                                   By:  /s/ SAMUEL R. FULLER
                                        ----------------------------------------
                                        Samuel R. Fuller
                                        Treasurer


                           SGS COMMUNITIES AT GRANDE QUAY, LLC

                           By:     Meadows IX, Inc., a member


                                   By:  /s/ SAMUEL R. FULLER
                                        ----------------------------------------
                                        Samuel R. Fuller
                                        Treasurer

                           and

                           By:     Meadows X, Inc., a member


                                   By:  /s/ SAMUEL R. FULLER
                                        ----------------------------------------
                                        Samuel R. Fuller
                                        Treasurer


                           DRH CAMBRIDGE HOMES, LLC
                           DRH REGREM VIII, LLC

                           By:     D.R. Horton, Inc. - Chicago, a member

                                   By:  /s/ SAMUEL R. FULLER
                                        ----------------------------------------
                                        Samuel R. Fuller
                                        Treasurer


Registration Rights Agreement         S-4

                           ALLEGRA, LLC
                           APLAM, LLC
                           WESTERN PACIFIC HOUSING CO.
                           WESTERN PACIFIC HOUSING-ANTIGUA, LLC
                           WESTERN PACIFIC HOUSING-AVIARA, L.P.
                           WESTERN PACIFIC HOUSING-BOARDWALK, LLC
                           WESTERN PACIFIC HOUSING-BROADWAY, LLC
                           WESTERN PACIFIC HOUSING-CANYON PARK, LLC
                           WESTERN PACIFIC HOUSING-CARMEL, LLC
                           WESTERN PACIFIC HOUSING-CARRILLO, LLC
                           WESTERN PACIFIC HOUSING-COMMUNICATIONS HILL, LLC WESTERN PACIFIC HOUSING-CREEKSIDE, LLC
                           WESTERN PACIFIC HOUSING-CULVER CITY, L.P.
                           WESTERN PACIFIC HOUSING-LOMAS VERDES, LLC
                           WESTERN PACIFIC HOUSING-LOST HILLS PARK, LLC
                           WESTERN PACIFIC HOUSING-MCGONIGLE CANYON, LLC WESTERN PACIFIC HOUSING-MOUNTAINGATE, L.P.
                           WESTERN PACIFIC HOUSING-NORCO ESTATES, LLC
                           WESTERN PACIFIC HOUSING-OSO, L.P.
                           WESTERN PACIFIC HOUSING-PARK AVENUE EAST, LLC WESTERN PACIFIC HOUSING-PARK AVENUE WEST, LLC WESTERN PACIFIC HOUSING-PLAYA VISTA, LLC
                           WESTERN PACIFIC HOUSING-ROBINHOOD RIDGE, LLC
                           WESTERN PACIFIC HOUSING-SANTA FE, LLC
                           WESTERN PACIFIC HOUSING-SCRIPPS II, LLC
                           WESTERN PACIFIC HOUSING-SCRIPPS, L.P.
                           WESTERN PACIFIC HOUSING-SEACOVE, L.P.
                           WESTERN PACIFIC HOUSING-STUDIO 528, LLC
                           WESTERN PACIFIC HOUSING-TERRA BAY DUETS, LLC
                           WESTERN PACIFIC HOUSING-TORRANCE, LLC
                           WESTERN PACIFIC HOUSING-TORREY COMMERCIAL, LLC WESTERN PACIFIC HOUSING-TORREY MEADOWS, LLC WESTERN PACIFIC HOUSING-TORREY MULTI-FAMILY, LLC WESTERN PACIFIC HOUSING-TORREY VILLAGE CENTER, LLC WESTERN PACIFIC HOUSING-VINEYARD TERRACE, LLC WESTERN PACIFIC HOUSING-WINDEMERE, LLC
                           WESTERN PACIFIC HOUSING-WINDFLOWER, L.P.
                           WPH-CAMINO RUIZ, LLC
                           WPH-HPH, LLC

                           By:      LAMCO Housing, Inc.,
                                    its Member or General Partner

                                    By:    /s/ SAMUEL R. FULLER
                                          --------------------------------------
                                          Samuel R. Fuller
                                          Vice President

Registration Rights Agreement         S-5

                           SCHULER HOMES OF ARIZONA LLC
                           SHA CONSTRUCTION LLC

                           By:      SRHI LLC,
                                    its Member

                                    By:     SLHR of Nevada, Inc.,
                                            its Member

                                            By:       /s/ SAMUEL R. FULLER
                                                     ---------------------------
                                                     Samuel R. Fuller
                                                     Vice President

                           HPH HOMEBUILDERS 2000 L.P.
                                  PORTER GP LLC

                           By:      WPH-HPH, LLC,
                                    its General Partner or Member

                                    By:     LAMCO Housing, Inc.,
                                            its Member

                                            By:       /s/ SAMUEL R. FULLER
                                                     ---------------------------
                                                     Samuel R. Fuller
                                                     Vice President

                           AP LHI, INC.
                           AP WESTERN GP CORPORATION
                           AP WP OPERATING CORPORATION
                           LAMCO HOUSING, INC.
                           MELODY HOMES, INC.
                           MELMORT CO.
                           SCHULER HOMES OF CALIFORNIA, INC.
                           SCHULER HOMES OF OREGON, INC.
                           SCHULER HOMES OF WASHINGTON, INC.
                           SCHULER MORTGAGE, INC.
                           SCHULER REALTY HAWAII, INC.
                           SCHULER REALTY/MAUI, INC.
                           SHLR OF CALIFORNIA, INC.
                           SHLR OF COLORADO, INC.
                           SHLR OF NEVADA, INC.
                           SHLR OF UTAH, INC.
                           SHLR OF WASHINGTON, INC.
                           VERTICAL CONSTRUCTION CORPORATION
                           WESTERN PACIFIC FUNDING, INC.
                           WESTERN PACIFIC HOUSING MANAGEMENT, INC.
                           WESTERN PACIFIC HOUSING, INC.


                           By:    /s/ SAMUEL R. FULLER
                                  --------------------------------------
                                  Samuel R. Fuller
                                  Vice President


Registration Rights Agreement         S-6

                           D.R. HORTON-SCHULER HOMES, LLC

                           By:      Vertical Construction Corporation,
                                    its Manager

                                    By:    /s/ SAMUEL R. FULLER
                                          --------------------------------------
                                          Samuel R. Fuller
                                          Vice President

                           SRHI LLC

                           By:      SHLR of Nevada, Inc.,
                                    its Member

                                    By:    /s/ SAMUEL R. FULLER
                                          --------------------------------------
                                          Samuel R. Fuller
                                          Vice President

                           SSHI LLC

                           By:      SHLR of Washington, Inc.,
                                    its Member

                                    By:    /s/ SAMUEL R. FULLER
                                          --------------------------------------
                                          Samuel R. Fuller
                                          Vice President

                           WESTERN PACIFIC HOUSING-COPPER CANYON, LLC
                           WESTERN PACIFIC HOUSING-PACIFIC PARK II, LLC
                           WESTERN PACIFIC HOUSING-POINSETTIA, L.P.
                           WESTERN PACIFIC HOUSING-DEL VALLE, LLC

                           By:      AP Western GP Corporation,
                                    its Member or General Partner

                                    By:    /s/ SAMUEL R. FULLER
                                          --------------------------------------
                                          Samuel R. Fuller
                                          Vice President

                           WESTERN PACIFIC HOUSING-RIVER RIDGE, LLC

                           By:      AP LHI, Inc.,
                                    its Member

                                    By:    /s/ SAMUEL R. FULLER
                                          --------------------------------------
                                          Samuel R. Fuller
                                          Vice President

                           AP WP PARTNERS, L.P.

                           By:      AP WP Operating Corporation,
                                    its General Partner

                                    By:    /s/ SAMUEL R. FULLER
                                          --------------------------------------
                                          Samuel R. Fuller
                                          Vice President


Registration Rights Agreement         S-7

The foregoing Agreement is hereby
confirmed and accepted as of the
date first above written.


SALOMON SMITH BARNEY INC.
BANC OF AMERICA SECURITIES LLC
CREDIT LYONNAIS SECURITIES (USA) INC.
FLEET SECURITIES, INC.

By:  SALOMON SMITH BARNEY INC.,
as Representative of the Initial Purchasers


By:     /s/ MARC E. SCHNEIDER
       ----------------------------------------------
       Name:  Marc E. Schneider
       Title: Director

                                                                         ANNEX A


                  Each Broker-Dealer that receives New Securities for its own account pursuant to the Exchange Offer must acknowledge that it will deliver a prospectus in connection with any resale of such New Securities. The Letter of Transmittal states that by so acknowledging and by delivering a prospectus, a Broker-Dealer will not be deemed to admit that it is an "underwriter" within the meaning of the Act. This Prospectus, as it may be amended or supplemented from time to time, may be used by a Broker-Dealer in connection with resales of New Securities received in exchange for Securities where such Securities were acquired by such Broker-Dealer as a result of market-making activities or other trading activities. Each of the Issuers has agreed that, starting on the Expiration Date (as defined herein) and ending on the earlier of (i) the close of business on the 180th day after the Expiration Date (extended by the number of days during such period that any stop order shall be in effect suspending the effectiveness of the Exchange Offer Registration Statement (as defined herein)) and (ii) the close of business on the date upon which all such Broker-Dealers have sold all New Securities held by them, it will make this Prospectus available, as amended or supplemented, to any Broker-Dealer for use in connection with any such resale. See "Plan of Distribution."

                                                                         ANNEX B


                  Each Broker-Dealer that receives New Securities for its own account in exchange for Securities, where such Securities were acquired by such Broker-Dealer as a result of market-making activities or other trading activities, must acknowledge that it will deliver a prospectus in connection with any resale of such New Securities. See "Plan of Distribution."

                                                                         ANNEX C


                              PLAN OF DISTRIBUTION

                  Each Broker-Dealer that receives New Securities for its own account pursuant to the Exchange Offer must acknowledge that it will deliver a prospectus in connection with any resale of such New Securities. This Prospectus, as it may be amended or supplemented from time to time, may be used by a Broker-Dealer in connection with resales of New Securities received in exchange for Securities where such Securities were acquired as a result of market-making activities or other trading activities. The Issuers have agreed that, starting on the Expiration Date and ending on the earlier of (i) the close of business on the 180th day after the Expiration Date (extended by the number of days during such period that any stop order shall be in effect suspending the effectiveness of the Exchange Offer Registration Statement (as defined herein)) and (ii) the close of business on the date upon which all such Broker-Dealers have sold all New Securities held by them, they will make this Prospectus, as amended or supplemented, available to any Broker-Dealer for use in connection with any such resale. In addition, until __________, 200_, all dealers effecting transactions in the New Securities may be required to deliver a prospectus.

                  The Issuers will not receive any proceeds from any sale of New Securities by Brokers-Dealers. New Securities received by Broker-Dealers for their own account pursuant to the Exchange Offer may be sold from time to time in one or more transactions in the over-the-counter market, in negotiated transactions, through the writing of options on the New Securities or a combination of such methods of resale, at market prices prevailing at the time of resale, at prices related to such prevailing market prices or at negotiated prices. Any such resale may be made directly to purchasers or to or through brokers or dealers who may receive compensation in the form of commissions or concessions from any such Broker-Dealer and/or the purchasers of any such New Securities. Any Broker-Dealer that resells New Securities that were received by it for its own account pursuant to the Exchange Offer and any broker or dealer that participates in a distribution of such New Securities may be deemed to be an "underwriter" within the meaning of the Act, and any profit of any such resale of New Securities and any commissions or concessions received by any such Persons may be deemed to be underwriting compensation under the Act. The Letter of Transmittal states that by acknowledging that it will deliver and by delivering a prospectus, a Broker-Dealer will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

                  For a period that is the earlier of (i) the close of business on the 180th day after the Expiration Date (extended by the number of days during such period that any stop order shall be in effect suspending the effectiveness of the Exchange Offer Registration Statement (as defined herein)) and (ii) the close of business on the date upon which all such Broker-Dealers have sold all New Securities held by them, the Issuers will promptly send additional copies of this Prospectus and any amendment or supplement to this Prospectus to any Broker-Dealer that requests such documents in the Letter of Transmittal. The Issuers have agreed to pay all expenses incident to the Exchange Offer (including the expenses of one counsel for the holders of the Securities) other than commissions or concessions of any brokers or dealers and will indemnify the holders of the Securities (including any Broker-Dealers) against certain liabilities, including liabilities under the Act.

                  [If applicable, add information required by Regulation S-K Items 507 and/or 508.]

                                                                         ANNEX D


                  CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

                  Name:
                                    ------------------------------
                  Address:
                                    ------------------------------

                                    ------------------------------

If the undersigned is not a Broker-Dealer, the undersigned represents that it acquired the New Securities in the ordinary course of its business, it is not engaged in, and does not intend to engage in, a distribution of New Securities and it has not arrangements or understandings with any Person to participate in a distribution of the New Securities. If the undersigned is a Broker-Dealer that will receive New Securities for its own account in exchange for Securities, it represents that the Securities to be exchanged for New Securities were acquired by it as a result of market-making activities or other trading activities and acknowledges that it will deliver a prospectus in connection with any resale of such New Securities; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Act.